Corporate debt	12 Months Ended
Dec. 31, 2019
Corporate debt [Abstract]
Corporate debt
Note 14.- Corporate debt

The breakdown of the corporate debt as of December 31, 2019 and 2018 is as follows:

	Balance as of December 31,
Non-current	2019	2018
Credit Facilities with financial entities	695,085	415,168
Total Non-current	695,085	415,168

	Balance as of December 31,
Current	2019	2018
Credit Facilities with financial entities	789	11,580
Notes and Bonds	27,917	257,325
Total Current	28,706	268,905

On November 17, 2014, the Company issued the Senior Notes due 2019 in an aggregate principal amount of $255,000 thousand (the “2019 Notes”). The 2019 Notes accrued annual interest of 7.00% payable semi-annually beginning on May 15, 2015. The 2019 Notes were fully repaid on May 31, 2019.

On February 10, 2017, the Company issued Senior Notes due 2022, 2023, 2024 (the “Note Issuance Facility”), in an aggregate principal amount of €275,000 thousand. The 2022 to 2024 Notes accrue annual interest, equal to the sum of (i) EURIBOR plus (ii) 4.90%, as determined by the Agent. Interest on the Notes are payable in cash quarterly in arrears on each interest payment date. The Company pays interest to the holders of record on each interest payment date. The interest rate on the Note Issuance Facility is fully hedged by two interest rate swaps contracted with Jefferies Financial Services, Inc. with effective date March 31, 2017 and maturity date December 31, 2022, resulting in the Company paying a net fixed interest rate of 5.5% on the Note Issuance Facility. Changes in fair value of these interest rate swaps have been recorded in the consolidated income statement. The Note Issuance Facility is a € denominated liability for which the Company applies net investment hedge accounting. When converted to US$ at US$/€ closing exchange rate, it contributes to reduce the impact in translation difference reserves generated in the equity of these consolidated financial statements by the conversion of the net assets of the Spanish solar assets into US$.

On July 20, 2017, the Company signed a credit facility (the “2017 Credit Facility”) for up to €10 million, approximately $11.2 million, which is available in euros or U.S. dollars and was fully drawn down in 2017. Amounts drawn down accrue interest at a rate per year equal to EURIBOR plus 2.25% or LIBOR plus 2.25%, depending on the currency. On December 13, 2019, the terms of the credit facility have been modified and the maturity date has been extended from July 4, 2020 to December 13, 2021 and the new interest rate per year set is EURIBOR plus 2% or LIBOR plus 2%, depending on the currency. As of December 31, 2019, the Company had drawn down an amount of $10.1 million.

On May 10, 2018, the Company entered into a $215 million revolving credit facility (the “New Revolving Credit Facility”) with Royal Bank of Canada, as administrative agent and Royal Bank of Canada and Canadian Imperial Bank of Commerce, as issuers of letters of credit. Amounts drawn down accrue interest at a rate per year equal to (A) for Eurodollar rate loans, LIBOR plus a percentage determined by reference to the leverage ratio of the Company, ranging between 1.60% and 2.25% and (B) for base rate loans, the highest of (i) the rate per annum equal to the weighted average of the rates on overnight U.S. Federal funds transactions with members of the U.S. Federal Reserve System arranged by U.S. Federal funds brokers on such day plus ½ of 1.00%, (ii) the U.S. prime rate and (iii) LIBOR plus 1.00%, in any case, plus a percentage determined by reference to the leverage ratio of the Company, ranging between 0.60% and 1.00%. Letters of credit may be issued using up to $70 million of the Revolving Credit Facility. During the month of January 2019, the amount of the Revolving Credit Facility increased from $215 million to $300 million. On August 2, 2019, the amount of the Revolving Credit Facility increased from $300 million to $425 million and the maturity was extended to December 31, 2022 for $387.5 million, while the remaining $37.5 million matures on December 31, 2021. On December 31, 2019, the Company had drawn down a total amount of $81.1 million (net of debt issuance cost).

On April 30, 2019, the Company entered into a senior unsecured note facility with a group of funds managed by Westbourne Capital as purchasers of the notes issued thereunder for a total amount of €268 million (the “2019 Note Issuance Facility”). The principal amount was issued in May 24, 2019 and was used to prepay and subsequently cancel in full the aforementioned 2019 Notes and for general corporate purposes. The 2019 Note Issuance Facility includes an upfront fee of 2% paid on drawdown and its maturity date is April 30, 2025. Interest accrue at a rate per annum equal to the sum of 3-month EURIBOR plus 4.50%. The interest rate on the 2019 Note Issuance Facility is fully hedged by an interest rate swap with effective date June 28, 2019 and maturity date June 30, 2022, resulting in the Company paying a net fixed interest rate of 4.2%. The 2019 Note Issuance Facility provides that the Company may capitalize interest on the notes issued thereunder for a period of up to two years from closing at the Company´s discretion, subject to certain conditions.

On October 8, 2019, the Company filed a euro commercial paper program (the “Commercial Paper”) with the Alternative Fixed Income Market (MARF) in Spain. The program allows Atlantica to issue short term notes over the next twelve months for up to €50 million, with such notes having a tenor of up to two years. As of the date of this report the Company has issued €25 million under the program at an average cost of 0.66%.

The repayment schedule for the corporate debt as of December 31, 2019 is as follows:

	2020	2021	2022	2023	2024	Subsequent years	Total
New Revolving Credit Facility	701	-	81,164	-	-	-	81,865
Note Issuance Facility	84	-	101,317	100,513	100,413	-	302,327
2017 Credit Facility	4	10,085	-	-	-	-	10,089
2019 Notes Issuance Facility	-	7,938	-	-	-	293,655	301,593
Commercial Paper	27,917	-	-	-	-	-	27,917
Total	28,706	18,023	182,481	100,513	100,413	293,655	723,791

The following table details the movement in Corporate debt for the year 2019, split between cash and non-cash items:

	January 1, 2019	Cash Flow	Non-cash changes	December 31, 2019
Corporate debt	684,073	6,620	33,098	723,791

The non-cash changes primarily relate to interests accrued and to currency translation differences.